Exhibit 10.8

                                     FORM OF
                            MEMORANDUM OF ASSIGNMENT

STATE OF TEXAS           ss.
                         ss.       KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF ______         ss.

     This Memorandum of Assignment is made and entered into as of the 27th day of April, 2011, by and between BARON ENERGY, INC., a Nevada corporation, whose address is 392 W. Mill Street, New Braunfels, Texas 78130 ("ASSIGNOR"), and BASELINE CAPITAL, INC., whose address is 310 West Wall, Suite 803, Midland, Texas 79701 ("ASSIGNEE").

     Assignor has executed and delivered to Assignee an Assignment of Oil and Gas Leases and Bill of Sale dated of even date herewith (the "ASSIGNMENT") conveying to Assignee a conditional after "Payout" interest in the oil and gas leases and lands described on Exhibit "A" attached hereto and made a part hereof and in the oil and gas leases and other oil and gas estates covering or affecting the lands described on Exhibit "A" attached hereto, together with an undivided interest in all personal property and equipment used or obtained in connection with such leases and lands. "Payout" and the other conditions are described in the Assignment and in that certain First Amended and Restated Loan Agreement dated as of April 27, 2011 between Assignor and Assignee, as such Loan Agreement may be amended, modified or restated from time to time.

     Assignor and Assignee are executing this Memorandum for the purpose of placing the same of record in Taylor County, Texas, and in order to constitute constructive notice of the after Payout interest of Assignee in the above referenced leases and lands.

     This Memorandum replaces and supercedes that certain Memorandum of Assignment between Permian Legend Petroleum LP, the predecessor in interest to Assignor, and Assignee dated as of August 1, 2007 and filed as follows:

     County                       Volume/Page                    Records
     ------                       -----------                    -------

     [_____] County, Texas        Volume [___], Page [  ]       Official Public

                  [Remainder of Page Intentionally Left Blank]

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
     IN WITNESS WHEREOF, this Memorandum is executed on the date of the acknowledgements hereto, to be effective for all purposes as of the day, month and year first hereinabove written.

                                        ASSIGNOR:

                                        BARON ENERGY, INC.


                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                        ASSIGNEE:

                                        BASELINE CAPITAL, INC.


                                        By: /s/ Karl J. Reiter
                                            ------------------------------------
                                            Karl J. Reiter, President

STATE OF TEXAS           ss.

COUNTY OF ___________    ss.

     This instrument was acknowledged before me on this _____ day of ______________, 2011, by _____________________, _________________ of BARON
ENERGY, INC., a Nevada corporation, on behalf of said corporation.


                                        ----------------------------------------
                                        NOTARY PUBLIC - STATE OF TEXAS

STATE OF TEXAS           ss.

COUNTY OF MIDLAND        ss.

     This instrument was acknowledged before me on this ____ day of ____________, 2011, by KARL J. REITER, President of BASELINE CAPITAL, INC., a Texas corporation, on behalf of said corporation.


                                        ----------------------------------------
                                        NOTARY PUBLIC - STATE OF TEXAS

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